UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2024

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HURC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2024, the shareholders of Hurco Companies, Inc. (the “Company”) approved a proposal to amend the Company’s Amended and Restated Articles of Incorporation (the “Restated Articles”) to provide the Company’s shareholders with the ability to unilaterally amend the Company’s Amended and Restated By-Laws (the “By-Laws”), as disclosed in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on January 29, 2024. The amendments to the Restated Articles became effective on March 15, 2024, when the Restated Articles, as amended, were accepted for filing by the Indiana Secretary of State.

The amendments to the Restated Articles provide that the By-Laws may be amended or repealed, or new By-Laws may be adopted, by either: (1) the Company’s Board of Directors (the “Board”) by the affirmative vote of at least a majority of the entire Board; or (2) the affirmative vote, at a meeting of the shareholders of the Company for which the meeting notice designates that making, amending, or repealing provisions of the By-Laws is to be considered, of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of stock of the Company entitled to vote generally in the election of directors (considered for purposes of the immediately preceding subclause as a single voting group).

The foregoing description of the amendments to the Restated Articles is qualified in its entirety by reference to the full text of the Restated Articles, as amended on March 15, 2024, a marked copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Upon the effectiveness of the Restated Articles, as amended, on March 15, 2024, certain amendments to the By-Laws, which were previously authorized and approved by the Board, became effective automatically. The amendments to the By-Laws provide the shareholders with the unilateral right to amend the By-Laws, tracking the same language in the amendments to the Restated Articles as described above.

In addition, the amendments to the By-Laws implement certain procedural mechanisms related to shareholder nominations of directors under Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These amendments implement the following changes to the By-Laws:

•

require a shareholder soliciting proxies in support of director nominees, other than the Company’s director nominees, to comply with, and certify its compliance with, Rule 14a-19 and, upon request of the Company, to deliver reasonable evidence of such compliance to the Company no later than five business days prior to the date of the applicable meeting of shareholders;

•

provide that, unless otherwise required by law, if a shareholder provides notice under Rule 14a-19 and subsequently: (i) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19; (ii) fails to comply with the requirements of Rule 14a-19; or (iii) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of Rule 14a-19 have been met, then the shareholder’s nominations shall be deemed null and void and the Company shall disregard any proxies or votes solicited for any nominee proposed by such shareholder; and

•	reserve white proxy cards for use by the Board only.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, as amended on March 15, 2024, a marked copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on March 14, 2024 (the “Annual Meeting”).  The shareholders:

●	elected all eight of the Company’s nominees for director to serve until the next Annual Meeting of Shareholders;
●	approved, on an advisory basis, the compensation for the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting;
●	approved the proposed amendments to the Company’s Articles of Incorporation to provide shareholders the right to unilaterally amend the Company’s By-Laws; and

●	ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2024.

Shares were voted on these proposals as follows:

	For	Withheld	Broker Non-Votes
Election of Directors:
Thomas A. Aaro	4,951,033	251,463	741,827
Michael Doar	5,052,333	150,163	741,827
Cynthia Dubin	4,952,098	250,398	741,827
Timothy J. Gardner	5,086,831	115,665	741,827
Jay C. Longbottom	5,085,116	117,380	741,827
Richard Porter	4,767,364	435,132	741,827
Janaki Sivanesan	4,946,094	256,402	741,827
Gregory S. Volovic	5,125,078	77,418	741,827

	For	Against	Abstentions	Broker Non-Votes
Advisory vote to approve executive compensation:	4,835,533	40,171	326,792	741,827

	For	Against	Abstentions	Broker Non-Votes
Approval of proposed amendments to the Articles of Incorporation:	5,125,258	21,320	28,917	741,827

	For	Against	Abstentions	Broker Non-Votes
Ratification of appointment of public accounting firm:	5,903,375	32,563	8,385	0

Item 7.01Regulation FD Disclosure.

On March 15, 2024, the Company issued a press release announcing payment of a cash dividend of $0.16 per share of common stock, payable on April 12, 2024, to shareholders of record as of close of business on March 29, 2024. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

Exhibit Index

3.1	Amended and Restated Articles of Incorporation of Hurco Companies, Inc., as amended effective March 15, 2024 (marked to show amendments)

3.2	Amended and Restated By-Laws of Hurco Companies, Inc., as amended through March 15, 2024 (marked to show amendments)

99.1	Press Release of Hurco Companies, Inc., dated March 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2024

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland_______________
Sonja K. McClelland, Executive Vice President, Treasurer and Chief Financial Officer